Summary Prospectus February 29, 2012, as supplemented November 15, 2012

ING Emerging Markets Equity Dividend Fund (formerly, ING Greater China Fund)

Class / Ticker	A/IFCAX; B/IFCBX; C/IFCCX; I/IFCIX; O/IFCOX; W/IFCWX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. For free paper or electronic copies of the Prospectus and other Fund information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.INGFunds.com/literature; email a request to Literature_request@INGFunds.com; call 1-800-992-0180; or ask your salesperson, financial intermediary, or retirement plan administrator. The Fund’s Prospectus and Statement of Additional Information, each dated February 29, 2012, as supplemented, and the audited financial statements on pages 49-115 of the Fund’s shareholder report dated October 31, 2011 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks total return through a combination of income, capital gains, and capital appreciation.

FEES AND EXPENSES OF THE FUND

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in ING Funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 112) or the Statement of Additional Information (page 211).

Shareholder Fees Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
O	None	None
W	None	None

Annual Fund Operating Expenses[2] Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	O	W
Management Fees	%	1.00	1.00	1.00	1.00	1.00	1.00
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None	0.25	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.61	0.61	0.61	0.53	0.61	0.61
Total Annual Fund Operating Expenses	%	1.96	2.71	2.71	1.63	1.96	1.71
Waivers and Reimbursements[3]	%	(0.26)	(0.26)	(0.26)	(0.18)	(0.26)	(0.26)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	%	1.70	2.45	2.45	1.45	1.70	1.45

1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	Expense ratios have been adjusted to reflect current contractual rates.
3	Effective November 15, 2012, the adviser is contractually obligated to limit expenses to 1.70%, 2.45%, 2.45%, 1.45%, 1.70%, and 1.45% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2013. This obligation will not continue after March 1, 2013. Any fees waived pursuant to this obligation shall not be eligible for recoupment. In addition, effective March 2, 2013, the adviser is contractually obligated to limit expenses to 1.70%, 2.45%, 2.45%, 1.45%, 1.70%, and 1.45% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.

Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 of 5

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$738	1,131	1,549	2,709
B	Sold	$748	1,117	1,612	2,842
	Held	$248	817	1,412	2,842
C	Sold	$348	817	1,412	3,023
	Held	$248	817	1,412	3,023
I	Sold or Held	$148	497	870	1,918
O	Sold or Held	$173	590	1,033	2,264
W	Sold or Held	$148	513	904	1,998

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 129% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in dividend producing equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in emerging markets. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. Equity securities shall be considered as dividend producing generally with reference to their historical practices in paying dividends. The sub-adviser (“Sub-Adviser”) defines an issuer in an emerging market country as one that meets one or more of the following factors: (i) whose principal securities trading markets are in emerging market countries; (ii) that derives at least 50% of its total revenue or profit from either goods produced or sold, investments made or services performed in emerging market countries; (iii) that has at least 50% of its assets in emerging market countries; or (iv) that is organized under the laws of, or with principal offices in, emerging market countries.

An emerging market country includes any country which is presently in the MSCI® Emerging Markets Index, the Emerging Market Database of Standard and Poor’s (“S&P”), or the Dow Jones Emerging Markets Total Stock Market IndexSM , or those countries which generally are considered to be emerging market countries by the international financial community such as the World Bank or International Monetary Fund. For example, emerging market countries may include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The Fund normally expects that its assets will be invested across a broad range of emerging market countries, industries, and market sectors. Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, warrants, depositary receipts, and exchange-traded funds.

The Fund may invest in derivative instruments including swaps, futures, and options on equity securities and/or international, regional or country indices for risk management, investment or liquidity purposes.

The Fund may also invest in equity securities that do not pay dividends if they are believed to represent an attractive opportunity or for risk management purposes, and may retain equity securities of companies that formerly paid dividends but ceased doing so. In addition, the Fund may invest up to 20% of its assets in the equity securities of issuers in countries which are not considered emerging markets.

The Sub-Adviser will seek to construct a portfolio with a weighted average gross dividend yield that exceeds the dividend yield of the MSCI® Emerging Markets Index. During the security selection process, the Sub-Adviser will begin by screening more than 750 equity securities that make up an emerging market equity universe. A quantitative screen ranks stocks that meet certain proprietary criteria that may include dividend yield, market capitalization and liquidity, among other criteria. Once this screening process is complete, the Sub-Adviser will evaluate a number of fundamental factors, including earnings, capital structure, dividend growth and credit ratings. Under normal market conditions, the Fund will invest in approximately 60 to 120 equity securities, seeking to reduce the Fund’s exposure to individual stock and country risk. The Sub-Adviser selects securities for the Fund’s portfolio through a bottom-up process that is based upon quantitative screening and fundamental industry, sector and company analysis. The Sub-Adviser may select equity securities that do not meet all of these criteria if they are believed to represent an attractive investment opportunity or for risk management purposes. The Sub-Adviser may also change its position in an equity security if it believes there has been deterioration in the outlook for the sustainability of the dividends or the general earnings growth prospects of a company held in the Fund’s portfolio.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 331 / 3 % of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.

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Company   The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities   Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit   Prices of bonds and other debt securities can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency   To the extent that the Fund invests directly in foreign currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments   Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Dividend   Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Interest Rate   With bonds and other fixed rate debt securities, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the security, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk.

Investment Model   The manager’s proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.

Liquidity   If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market   Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization   Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies   The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Securities Lending   Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund’s performance from year to year, and the table compares the Fund’s performance to the performance of a broad-based securities market index/indices for the same period. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund’s Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares. The Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180.

Because Class W shares of the Fund did not have a full calendar year of operations as of December 31, 2011, no performance information for Class W shares is provided below.

Calendar Year Total Returns Class A (as of December 31 of each year)

Best quarter: 2nd 2009, 32.86% and Worst quarter: 3rd 2011, (24.53)%

Average Annual Total Returns% (for the periods ended December 31, 2011)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class A before taxes	%	(25.77)	0.82	7.54	12/21/05
After tax on distributions	%	(25.61)	(0.31)	6.55	—
After tax on distributions with sale	%	(16.59)	0.13	6.06	—
MSCI Emerging Markets IndexSM [1,2]	%	(18.42)	2.40	6.85[3]
MSCI ACGD IndexSM [1,2]	%	(18.67)	1.29	6.78[3]	—
Class B before taxes	%	(25.70)	0.90	6.70	01/06/06
MSCI Emerging Markets IndexSM [1,2]	%	(18.42)	2.40	6.85[3]
MSCI ACGD IndexSM [1,2]	%	(18.67)	1.29	6.78[3]	—
Class C before taxes	%	(22.57)	1.24	6.72	01/11/06
MSCI Emerging Markets IndexSM [1,2]	%	(18.42)	2.40	6.85[3]
MSCI ACGD IndexSM [1,2]	%	(18.67)	1.29	6.78[3]	—
Class I before taxes	%	(20.91)	2.41	4.87	05/08/06
MSCI Emerging Markets IndexSM [1,2]	%	(18.42)	2.40	3.87[3]
MSCI ACGD IndexSM [1,2]	%	(18.67)	1.29	4.34[3]	—
Class O before taxes	%	(21.20)	(3.84)	N/A	06/04/08
MSCI Emerging Markets IndexSM [1,2]	%	(18.42)	(5.25)[3]	N/A
MSCI ACGD IndexSM [1,2]	%	(18.67)	(4.41)[3]	N/A	—

1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
2	On November 15, 2012, the Fund changed its primary benchmark from the MSCI ACGD Index SM to the MSCI® Emerging Markets Index because the MSCI® Emerging Markets Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which the Fund invests.
3	Reflects index performance since the date closest to the Class’ inception for which data is available.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
ING Investments, LLC	ING Investment Management Advisors B.V.

Portfolio Managers
Robert Davis	Nicolas Simar
Portfolio Manager (since 11/12)	Portfolio Manager (since 11/12)
Manu Vandenbulck
Portfolio Manager (since 11/12)

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PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.INGInvestment.com; by writing to us at ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.

Minimum Initial Investment $ by share class

Class	A, C	I	O	W
Non-retirement accounts	$1,000	250,000	1,000	1,000
Retirement accounts	$250	250,000	250	1,000
Certain omnibus accounts	$250	—	—	—
Pre-Authorized Investment Plan	$1,000	—	1,000	—

There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class O shares, if you are unable to invest at least $1,000 ($250 for retirement accounts/Coverdell Education Savings Accounts), you may open your account for $100 and invest an additional $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SPRO-EMEQDIV (1112-111512)